UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06044

Morgan Stanley Europe Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

1585 Broadway, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon
1585 Broadway, New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-1886

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2023

Item 1 - Report to Shareholders

Morgan Stanley
Europe Opportunity Fund, Inc.

Annual Report

October 31, 2023

Morgan Stanley Europe Opportunity Fund, Inc.

Table of Contents (unaudited)

Welcome Shareholder	3
Fund Report	4
Performance Summary	6
Consolidated Expense Example	8
Consolidated Portfolio of Investments	10
Consolidated Statement of Assets and Liabilities	13
Consolidated Statement of Operations	14
Consolidated Statements of Changes in Net Assets	15
Notes to Consolidated Financial Statements	16
Consolidated Financial Highlights	31
Report of Independent Registered Public Accounting Firm	35
Investment Advisory Agreement Approval	36
Liquidity Risk Management Program	39
Important Notices	40
U.S. Customer Privacy Notice	42
Directors and Officers Information	45

Welcome Shareholder,

We are pleased to provide this Annual Report, in which you will learn how your investment in Morgan Stanley Europe Opportunity Fund, Inc. (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains consolidated financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2023

Total Return for the 12 Months Ended October 31, 2023
Class A	Class L	Class I	Class C	MSCI Europe Index[1]	Lipper European Region Funds Index[2]
16.27%	15.64%	16.61%	15.43%	15.74%	13.18%

The performance of Morgan Stanley Europe Opportunity Fund, Inc.'s (the "Fund") four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

European equities advanced during the period, as measured by the MSCI Europe Index (the "Index"), led by outperformance in information technology, financials and consumer discretionary. The real estate, consumer staples and health care sectors underperformed the Index.

Performance Analysis

The Fund's Class A and Class I shares outperformed and Class L and Class C shares underperformed the Index and all share classes of the Fund outperformed the Lipper European Region Funds Index for the 12 months ended October 31, 2023, assuming no deduction of applicable sales charges.

The Fund's relative performance versus the Index was driven by favorable stock selection despite unfavorable sector allocation.

Stock selection in communication services, consumer discretionary and consumer staples were the greatest contributors to the relative performance of the portfolio. Conversely, stock selection in financials and industrials and an underweight allocation to the financials sector were the greatest detractors from relative performance during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 10/31/23
Spotify Technology SA	8.8%
Hermes International SCA	8.6
DSV AS	7.8
Moncler SpA	7.6
ASML Holding NV	5.5
Chocoladefabriken Lindt & Spruengli AG	5.5
Kuehne & Nagel International AG	5.5
Davide Campari-Milano NV	5.2
Pernod Ricard SA	5.1
Straumann Holding AG	4.9
TOP FIVE COUNTRIES as of 10/31/23
Switzerland	20.1%
France	13.7
United Kingdom	13.0
Italy	12.9
United States	8.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

Under normal market conditions, the Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve the Fund's investment objective by investing primarily in high quality established and emerging companies located in Europe that the investment team believes are undervalued at the time of purchase.

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2023 (unaudited)
Symbol	Class A Shares* (since 07/28/97) EUGAX		Class L Shares** (since 07/28/97) EUGCX	Class I Shares*** (since 07/28/97) EUGDX	Class C Shares† (since 04/30/15) MSEEX
1 Year	16.27 10.18[4]	%[3]	15.64 —%[3]	16.61 —%[3]	15.43 14.43[4]	%[3]
5 Years	4.39[3] 3.27[4]		3.84[3] —	4.72[3] —	3.59[3] 3.59[4]
10 Years	2.05[3] 1.50[4]		1.52[3] —	2.39[3] —	— —
Since Inception	4.24[3] 4.02[4]		3.55[3] —	4.56[3] —	1.27[3] 1.27[4]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class L, Class I and Class C shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Fund returns are calculated based on the net asset value as of the last business day of the period.

*  The maximum front-end sales charge for Class A is 5.25%.

**  Class L has no sales charge. Class L shares are closed to new investments.

***  Class I has no sales charge.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase. Class C shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2023).

(1)  The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper European Region Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper European Region Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper European Region Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2023.

Consolidated Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/23 – 10/31/23.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Consolidated Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	05/01/23	10/31/23	05/01/23 – 10/31/23
Class A
Actual (–15.87% return)	$1,000.00	$841.30	$6.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.97
Class L
Actual (–16.12% return)	$1,000.00	$838.80	$8.76
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.68	$9.60
Class I
Actual (–15.78% return)	$1,000.00	$842.20	$4.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.96	$5.30
Class C
Actual (–16.20% return)	$1,000.00	$838.00	$9.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.42	$10.87

  (1)  Expenses are equal to the Fund's annualized expense ratios of 1.37%, 1.89%, 1.04% and 2.14% for Class A, Class L, Class I and Class C shares, respectively, multiplied by the average account value over the period and multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.61%, 2.40%, 1.31% and 2.30% for Class A, Class L, Class I and Class C shares, respectively.

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Portfolio of Investments  ◼  October 31, 2023

NUMBER OF SHARES		VALUE
	Common Stocks (96.0%)
	Denmark (7.8%)
	Air Freight & Logistics
63,495	DSV AS	$9,488,750
	France (13.7%)
	Beverages
35,017	Pernod Ricard SA	6,218,190
	Textiles, Apparel & Luxury Goods
5,636	Hermes International SCA	10,515,790
	Total France	16,733,980
	Germany (2.1%)
	Textiles, Apparel & Luxury Goods
14,433	Adidas AG	2,566,300
	Italy (12.9%)
	Beverages
579,350	Davide Campari-Milano NV	6,403,998
	Textiles, Apparel & Luxury Goods
179,243	Moncler SpA	9,309,375
	Total Italy	15,713,373
	Jersey (1.3%)
	Textiles, Apparel & Luxury Goods
40,752	Birkenstock Holding PLC (a)(b)	1,592,181
	Netherlands (8.4%)
	Financial Services
5,157	Adyen NV (b)	3,478,323
	Semiconductors & Semiconductor Equipment
11,239	ASML Holding NV	6,755,993
	Total Netherlands	10,234,316
NUMBER OF SHARES		VALUE
	Norway (0.9%)
	Machinery
984,332	AutoStore Holdings Ltd. (a)(b)	$1,089,844
	Poland (1.8%)
	Broadline Retail
306,033	Allegro.eu SA (b)	2,195,261
	Sweden (5.3%)
	Biotechnology
49,595	Vitrolife AB	646,581
	Hotels, Restaurants & Leisure
65,311	Evolution AB	5,819,563
	Total Sweden	6,466,144
	Switzerland (20.1%)
	Food Products
62	Chocoladefabriken Lindt & Spruengli AG (Registered)	6,753,905
	Health Care Equipment & Supplies
50,232	Straumann Holding AG (Registered)	5,936,622
	Marine Transportation
24,980	Kuehne & Nagel International AG (Registered)	6,736,197
	Textiles, Apparel & Luxury Goods
14,375	Cie Financiere Richemont SA, Class A (Registered)	1,695,897
134,063	On Holding AG, Class A (a)(b)	3,441,398
		5,137,295
	Total Switzerland	24,564,019

See Notes to Consolidated Financial Statements

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Portfolio of Investments  ◼  October 31, 2023 continued

NUMBER OF SHARES		VALUE
	United Kingdom (13.0%)
	Beverages
129,961	Diageo PLC	$4,914,602
275,302	Fevertree Drinks PLC	3,364,953
		8,279,555
	Hotels, Restaurants & Leisure
2,895,723	Deliveroo PLC (a)(b)	4,581,642
	Interactive Media & Services
522,213	Rightmove PLC	3,011,407
	Total United Kingdom	15,872,604
	United States (8.7%)
	Entertainment
64,853	Spotify Technology SA (b)	10,685,180
	Total Common Stocks (Cost $115,192,496)	117,201,952
NUMBER OF SHARES (000)
	Short-Term Investments (5.7%)
	Investment Company (4.4%)
5,328	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 6) (Cost $5,327,877)	5,327,877
	Securities held as Collateral on Loaned Securities (1.3%)
	Investment Company (1.1%)
1,312	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 6)	1,312,479
PRINCIPAL AMOUNT (000)		VALUE
	Repurchase Agreements (0.2%)
$32	Citigroup, Inc., (5.26%, dated 10/31/23, due 11/1/23; proceeds $31,784; fully collateralized by U.S. Government obligations; 2.38% - 5.56% due 10/31/25 - 10/31/28; valued at $32,416)	$31,780
74	HSBC Securities USA, Inc., (5.29%, dated 10/31/23, due 11/1/23; proceeds $73,746; fully collateralized by U.S. Government obligations; 1.63% - 4.50% due 12/7/23 - 2/15/49; valued at $75,209)	73,735
191	Merrill Lynch & Co., Inc., (5.30%, dated 10/31/23, due 11/1/23; proceeds $191,739; fully collateralized by a U.S. Government obligation; 4.63% due 6/30/25; valued at $195,546)	191,710
		297,225
	Total Securities held as Collateral on Loaned Securities (Cost $1,609,704)	1,609,704
	Total Short-Term Investments (Cost $6,937,581)	6,937,581

See Notes to Consolidated Financial Statements

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Portfolio of Investments  ◼  October 31, 2023 continued

		VALUE
Total Investments (Cost $122,130,077) including $4,591,673 of Securities Loaned (c)(d)	101.7%	$124,139,533
Liabilities in Excess of Other Assets	(1.7)	(2,080,982)
Net Assets	100.0%	$122,058,551

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

  (a)  All or a portion of this security was on loan at October 31, 2023.

  (b)  Non-income producing security.

  (c)  The fair value and percentage of net assets, $101,483,193 and 83.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1-A within the Notes to Consolidated Financial Statements.

  (d)  At October 31, 2023, the aggregate cost for federal income tax purposes is $126,720,371. The aggregate gross unrealized appreciation is $14,649,832 and the aggregate gross unrealized depreciation is $17,236,943, resulting in net unrealized depreciation of $2,587,111.

Consolidated Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Textiles, Apparel & Luxury Goods	$29,120,941	23.8%
Beverages	20,901,743	17.1
Entertainment	10,685,180	8.7
Hotels, Restaurants & Leisure	10,401,205	8.5
Air Freight & Logistics	9,488,750	7.7
Semiconductors & Semiconductor Equipment	6,755,993	5.5
Food Products	6,753,905	5.5
Marine Transportation	6,736,197	5.5
Health Care Equipment & Supplies	5,936,622	4.9
Investment Company	5,327,877	4.3
Financial Services	3,478,323	2.8
Interactive Media & Services	3,011,407	2.5
Broadline Retail	2,195,261	1.8
Machinery	1,089,844	0.9
Biotechnology	646,581	0.5
Total Investments	$122,529,829	100.0	%+

  +  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of October 31, 2023.

See Notes to Consolidated Financial Statements

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities October 31, 2023

Assets:
Investments in securities, at value (cost $115,489,721) (Including $4,591,673 for securities loaned)	$117,499,177
Investment in affiliate, at value (cost $6,640,356)	6,640,356
Total investments in securities, at value (cost $122,130,077)	124,139,533
Cash (including foreign currency valued at $29,060 with a cost of $29,040)	30,106
Receivable from Distributor	34,128
Receivable for:
Foreign withholding taxes reclaimed	304,608
Capital stock sold	78,579
Dividends from affiliate	27,257
Securities lending income	10,078
Investments sold	213
Prepaid expenses and other assets	50,986
Total Assets	124,675,488
Liabilities:
Collateral on securities loaned, at value	1,609,704
Payable for:
Investments purchased	726,094
Advisory fee	68,595
Directors' fees	37,204
Transfer and sub transfer agent fees	33,932
Capital stock redeemed	24,154
Distribution fee	19,922
Administration fee	8,653
Accrued expenses and other payables	88,679
Total Liabilities	2,616,937
Net Assets	$122,058,551
Composition of Net Assets:
Paid-in-Capital	$173,294,197
Total Accumulated Loss	(51,235,646)
Net Assets	$122,058,551
Class A Shares:
Net Assets	$80,561,667
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	4,405,168
Net Asset Value Per Share	$18.29
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$19.30
Class L Shares:
Net Assets	$1,117,247
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	65,662
Net Asset Value Per Share	$17.02
Class I Shares:
Net Assets	$38,636,310
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	1,993,279
Net Asset Value Per Share	$19.38
Class C Shares:
Net Assets	$1,743,327
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	104,977
Net Asset Value Per Share	$16.61

See Notes to Consolidated Financial Statements

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Financial Statements continued

Consolidated Statement of Operations For the year ended October 31, 2023

Net Investment Loss: Income
Dividends (net of $206,704 foreign withholding tax)	$1,480,758
Dividends from affiliates (Note 6)	230,060
Income from securities loaned - net	20,309
Total Income	1,731,127
Expenses
Advisory fee (Note 3)	1,249,624
Distribution fee (Class A) (Note 4)	234,549
Distribution fee (Class L) (Note 4)	10,248
Distribution fee (Class C) (Note 4)	22,742
Professional fees	210,445
Administration fee (Note 3)	114,908
Sub transfer agent fees and expenses (Class A)	70,551
Sub transfer agent fees and expenses (Class L)	852
Sub transfer agent fees and expenses (Class I)	38,128
Sub transfer agent fees and expenses (Class C)	995
Registration fees	88,920
Transfer agent fees and expenses (Class A) (Note 5)	33,885
Transfer agent fees and expenses (Class L) (Note 5)	4,054
Transfer agent fees and expenses (Class I) (Note 5)	5,823
Transfer agent fees and expenses (Class C) (Note 5)	3,390
Shareholder reports and notices	31,553
Custodian fees (Note 8)	28,030
Directors' fees and expenses	10,462
Other	33,443
Total Expenses	2,192,602
Less: waiver of Advisory fees (Note 3)	(259,218)
Less: reimbursement of class specific expenses (Class A) (Note 3)	(29,380)
Less: reimbursement of class specific expenses (Class L) (Note 3)	(3,540)
Less: reimbursement of class specific expenses (Class I) (Note 3)	(43,951)
Less: reimbursement of class specific expenses (Class C) (Note 3)	(2,111)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(9,249)
Net Expenses	1,845,153
Net Investment Loss	(114,026)
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(43,311,935)
Foreign currency translation	21,444
Net Realized Loss	(43,290,491)
Change in Unrealized Appreciation (Depreciation) on:
Investments	62,711,846
Foreign currency translation	40,096
Net Change in Unrealized Appreciation (Depreciation)	62,751,942
Net Gain	19,461,451
Net Increase in Net Assets Resulting from Operations	$19,347,425

See Notes to Consolidated Financial Statements

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Financial Statements continued

Consolidated Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2023	FOR THE YEAR ENDED OCTOBER 31, 2022
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(114,026)	$(1,211,124)
Net realized loss	(43,290,491)	(12,605,202)
Net change in unrealized appreciation (depreciation)	62,751,942	(162,983,602)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,347,425	(176,799,928)
Dividends and Distributions to Shareholders:
Class A	—	(10,194,362)
Class L	—	(150,734)
Class I	—	(9,507,043)
Class C	—	(594,964)
Total Dividends and Distributions to Shareholders	—	(20,447,103)
Net decrease from capital stock transactions	(19,547,913)	(80,227,091)
Net Decrease	(200,488)	(277,474,122)
Net Assets:
Beginning of period	122,259,039	399,733,161
End of Period	$122,058,551	$122,259,039

See Notes to Consolidated Financial Statements

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023

1. Organization and Accounting Policies

Morgan Stanley Europe Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the capital appreciation of its investments. The Fund was incorporated in Maryland on February 13, 1990 and commenced operations on June 1, 1990. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The Fund offers Class A shares, Class L shares, Class I shares and Class C shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year. Class L shares and Class I shares are not subject to a sales charge. Additionally, Class A shares, Class L shares and Class C shares incur distribution expenses.

The Fund suspended offering Class L shares to all investors (April 30, 2015). Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

The following is a summary of significant accounting policies:

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Europe Opportunity Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a private offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of October 31, 2023, the Subsidiary represented $0 or 0% of the total net assets of the Fund.

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss) and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

D. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

the borrowers and compensation to the lending agent, and is recorded as "Income from securities loaned — net" in the Fund's Consolidated Statement of Operations.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2023:

GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

GROSS ASSET AMOUNT PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
$4,591,673	(a)	$—	$(4,573,494	)(b)	$18,179	(c)

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of $1,609,704, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. In addition, the Fund received non-cash collateral of $2,963,790 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(c)  The Fund did not maintain 100% collateral coverage at October 31, 2023. This was corrected on the next business day.

Financial Accounting Standards Board ("FASB") ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of October 31, 2023:

	REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
	OVERNIGHT AND CONTINUOUS	<30 DAYS	BETWEEN 30 & 90 DAYS	>90 DAYS	TOTAL
Securities Lending Transactions
Common Stocks	$1,609,704	$—	$—	$—	$1,609,704
Total Borrowings	$1,609,704	$—	$—	$—	$1,609,704
Gross amount of recognized liabilities for securities lending transactions					$1,609,704

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2. Fair Valuation Measurements

FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2023:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Air Freight & Logistics	$—	$9,488,750	$—	$9,488,750
Beverages	—	20,901,743	—	20,901,743
Biotechnology	—	646,581	—	646,581
Broadline Retail	—	2,195,261	—	2,195,261
Entertainment	10,685,180	—	—	10,685,180
Financial Services	—	3,478,323	—	3,478,323
Food Products	—	6,753,905	—	6,753,905
Health Care Equipment & Supplies	—	5,936,622	—	5,936,622
Hotels, Restaurants & Leisure	—	10,401,205	—	10,401,205
Interactive Media & Services	—	3,011,407	—	3,011,407
Machinery	—	1,089,844	—	1,089,844
Marine Transportation	—	6,736,197	—	6,736,197
Semiconductors & Semiconductor Equipment	—	6,755,993	—	6,755,993
Textiles, Apparel & Luxury Goods	5,033,579	24,087,362	—	29,120,941
Total Common Stocks	15,718,759	101,483,193	—	117,201,952
Short-Term Investments
Investment Company	6,640,356	—	—	6,640,356
Repurchase Agreements	—	297,225	—	297,225
Total Short-Term Investments	6,640,356	297,225	—	6,937,581
Total Assets	$22,359,115	$101,780,418	$—	$124,139,533

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

3. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets exceeding $3 billion. For the year ended October 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.68% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.38% for Class A, 1.90% for Class L, 1.05% for Class I and 2.15% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended October 31, 2023, $259,218 of advisory fees were waived and $78,982 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class L — up to 0.75% of the average daily net assets of Class L shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.75% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2023, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.75% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2023, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class C shares of $1,513 and $1,901, respectively, and received $13,342 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Dividend Disbursing and Transfer/Co-Transfer Agent

The Fund's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Fund pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Fund.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended October 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer agent fees and expenses" in the Consolidated Statement of Operations, amounted to $2,938.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2023, aggregated $39,088,850 and $62,190,532, respectively.

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2023, advisory fees paid were reduced by $9,249 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended October 31, 2023 is as follows:

AFFILIATED INVESTMENT COMPANY	VALUE OCTOBER 31, 2022	PURCHASES AT COST	PROCEEDS FROM SALES	DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE OCTOBER 31, 2023
Liquidity Fund	$3,884,315	$56,122,785	$53,366,744	$230,060	$—	$—	$6,640,356

During the year ended October 31, 2023, the Fund incurred $11 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2023, included in "Directors' fees and expenses" in the Consolidated Statement of Operations amounted to $2,170. At October 31, 2023, the Fund had an accrued pension liability of $37,204, which is reflected as "Directors' fees" in the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

7. Market Risk and Risks Relating to Certain Financial Instruments

At October 31, 2023, investments in securities of issuers in the Switzerland, France and United Kingdom represented 20.1%, 13.7% and 13.0%, respectively, of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

The Fund may lend securities to qualified financial institutions, such as broker/dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

8. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

9. Capital Stock

Transactions in capital stock were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	157,457	$3,273,668	541,120	$13,965,177
Reinvestment of dividends and distributions	—	—	318,281	9,815,780
Redeemed	(778,850)	(15,391,851)	(1,570,703)	(36,806,085)
Net decrease — Class A	(621,393)	(12,118,183)	(711,302)	(13,025,128)
CLASS L SHARES
Exchanged	—	—	4	258
Reinvestment of dividends and distributions	—	—	5,172	149,832
Redeemed	(13,180)	(248,819)	(13,236)	(295,751)
Net decrease — Class L	(13,180)	(248,819)	(8,060)	(145,661)
CLASS I SHARES
Sold	1,103,919	$23,376,292	2,376,890	$67,731,243
Reinvestment of dividends and distributions	—	—	257,866	8,378,062
Redeemed	(1,514,219)	(29,811,192)	(5,645,226)	(140,563,977)
Net decrease — Class I	(410,300)	(6,434,900)	(3,010,470)	(64,454,672)
CLASS C SHARES
Sold	25,533	476,755	47,873	1,247,787
Reinvestment of dividends and distributions	—	—	20,797	590,835
Redeemed	(67,398)	(1,222,766)	(240,365)	(4,440,252)
Net decrease — Class C	(41,865)	(746,011)	(171,695)	(2,601,630)
Net decrease in Fund	(1,086,738)	$(19,547,913)	(3,901,527)	$(80,227,091)

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended October 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 DISTRIBUTIONS PAID FROM:		2022 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$—	$—	$9,919,743	$10,527,360

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss and tax adjustments related to the Subsidiary, resulted in the following reclassifications among the components of net assets at October 31, 2023.

TOTAL ACCUMULATED LOSS	PAID-IN- CAPITAL
$3,584,585	$(3,584,585)

At October 31, 2023, the Fund had no distributable earnings on a tax basis.

At October 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of $11,739,639 and $36,864,079, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Morgan Stanley Europe Opportunity Fund, Inc.

Notes to Consolidated Financial Statements  ◼  October 31, 2023 continued

11. Credit Facility

The Fund and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended October 31, 2023, the Fund did not have any borrowings under the Facility.

12. Other

At October 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 71.4%.

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2023		2022		2021		2020(1)		2019(1)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.73		$33.87		$24.65		$19.65		$17.50
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.03)		(0.14)		(0.29)		(0.08)		0.11
Net realized and unrealized gain (loss)	2.59		(16.21)		11.77		5.72		2.12
Total income (loss) from investment operations	2.56		(16.35)		11.48		5.64		2.23
Less distributions from:
Net investment income	—		—		—		(0.12)		(0.08)
Net realized gain	—		(1.79)		(2.26)		(0.52)		—
Total distributions	—		(1.79)		(2.26)		(0.64)		(0.08)
Redemption fees	—		—		—		—		0.00	(3)
Net asset value, end of period	$18.29		$15.73		$33.87		$24.65		$19.65
Total Return(4)	16.27%		(50.86)%		48.43%		29.48%		12.88%
Ratios to Average Net Assets:
Net expenses	1.37	%(5)(6)	1.38	%(5)(6)	1.38	%(5)(6)	1.37	%(5)(6)	1.38	%(5)(6)
Net expenses excluding interest expenses	N/A		1.38	%(5)(6)	N/A		N/A		N/A
Net investment income (loss)	(0.17	)%(5)(6)	(0.61	)%(5)(6)	(0.92	)%(5)(6)	(0.38	)%(5)(6)	0.58	%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$80,562		$79,046		$194,355		$116,141		$92,562
Portfolio turnover rate	29%		17%		22%		85%		13%

(1)  Not consolidated.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Amount is less than $0.005 per share.

(4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
October 31, 2023	1.59%	(0.39)%
October 31, 2022	1.53	(0.76)
October 31, 2021	1.42	(0.96)
October 31, 2020	1.61	(0.62)
October 31, 2019	1.65	0.31

(6)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(7)  Amount is less than 0.005%.

See Notes to Consolidated Financial Statements

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2023		2022		2021		2020(1)		2019(1)
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.71		$31.96		$23.47		$18.72		$16.68
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.13)		(0.24)		(0.42)		(0.18)		0.02
Net realized and unrealized gain (loss)	2.44		(15.22)		11.17		5.45		2.02
Total income (loss) from investment operations	2.31		(15.46)		10.75		5.27		2.04
Less distributions from:
Net investment income	—		—		—		(0.00	)(3)	(0.00	)(3)
Net realized gain	—		(1.79)		(2.26)		(0.52)		—
Total distributions	—		(1.79)		(2.26)		(0.52)		(0.00	)(3)
Redemption fees	—		—		—		—		0.00	(3)
Net asset value, end of period	$17.02		$14.71		$31.96		$23.47		$18.72
Total Return(4)	15.64%		(51.12)%		47.71%		28.81%		12.24%
Ratios to Average Net Assets:
Net expenses	1.89	%(5)(6)	1.90	%(5)(6)	1.90	%(5)(6)	1.89	%(5)(6)	1.90	%(5)(6)
Net expenses excluding interest expenses	N/A		1.90	%(5)(6)	N/A		N/A		N/A
Net investment income (loss)	(0.69	)%(5)(6)	(1.11	)%(5)(6)	(1.44	)%(5)(6)	(0.88	)%(5)(6)	0.12	%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$1,117		$1,160		$2,777		$2,115		$1,859
Portfolio turnover rate	29%		17%		22%		85%		13%

(1)  Not consolidated.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
October 31, 2023	2.34%	(1.14)%
October 31, 2022	2.15	(1.36)
October 31, 2021	1.99	(1.53)
October 31, 2020	2.24	(1.23)
October 31, 2019	2.31	(0.29)

(6)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(7)  Amount is less than 0.005%.

See Notes to Consolidated Financial Statements

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2023		2022		2021		2020(1)		2019(1)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.62		$35.57		$25.71		$20.45		$18.24
Income (loss) from investment operations:
Net investment income (loss)(2)	0.03		(0.09)		(0.21)		(0.07)		0.18
Net realized and unrealized gain (loss)	2.73		(17.07)		12.33		6.01		2.20
Total income (loss) from investment operations	2.76		(17.16)		12.12		5.94		2.38
Less distributions from:
Net investment income	—		—		—		(0.16)		(0.17)
Net realized gain	—		(1.79)		(2.26)		(0.52)		—
Total distributions	—		(1.79)		(2.26)		(0.68)		(0.17)
Redemption fees	—		—		—		—		0.00	(3)
Net asset value, end of period	$19.38		$16.62		$35.57		$25.71		$20.45
Total Return(4)	16.61%		(50.70)%		48.95%		29.85%		13.28%
Ratios to Average Net Assets:
Net expenses	1.04	%(5)(6)	1.05	%(5)(6)	1.05	%(5)(6)	1.04	%(5)(6)	1.05	%(5)(6)
Net expenses excluding interest expenses	N/A		1.05	%(5)(6)	N/A		N/A		N/A
Net investment income (loss)	0.16	%(5)(6)	(0.36	)%(5)(6)	(0.62	)%(5)(6)	(0.29	)%(5)(6)	0.98	%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$38,636		$39,940		$192,604		$34,053		$6,374
Portfolio turnover rate	29%		17%		22%		85%		13%

(1)  Not consolidated.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
October 31, 2023	1.33%	(0.13)%
October 31, 2022	1.30	(0.61)
October 31, 2021	1.16	(0.73)
October 31, 2020	1.40	(0.65)
October 31, 2019	1.36	0.67

(6)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(7)  Amount is less than 0.005%.

See Notes to Consolidated Financial Statements

Morgan Stanley Europe Opportunity Fund, Inc.

Consolidated Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2023		2022		2021		2020(1)		2019(1)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.39		$31.39		$23.14		$18.58		$16.59
Income (loss) from investment operations:
Net investment loss(2)	(0.17)		(0.29)		(0.51)		(0.24)		(0.06)
Net realized and unrealized gain (loss)	2.39		(14.92)		11.02		5.40		2.05
Total income (loss) from investment operations	2.22		(15.21)		10.51		5.16		1.99
Less distributions from:
Net investment income	—		—		—		(0.08)		—
Net realized gain	—		(1.79)		(2.26)		(0.52)		—
Total distributions	—		(1.79)		(2.26)		(0.60)		—
Redemption fees	—		—		—		—		0.00	(3)
Net asset value, end of period	$16.61		$14.39		$31.39		$23.14		$18.58
Total Return(4)	15.43%		(51.26)%		47.32%		28.42%		12.06%
Ratios to Average Net Assets:
Net expenses	2.14	%(5)(6)	2.15	%(5)(6)	2.15	%(5)(6)	2.14	%(5)(6)	2.15	%(5)(6)
Net expenses excluding interest expenses	N/A		2.15	%(5)(6)	N/A		N/A		N/A
Net investment loss	(0.94	)%(5)(6)	(1.34	)%(5)(6)	(1.72	)%(5)(6)	(1.21	)%(5)(6)	(0.34	)%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$1,743		$2,113		$9,998		$1,559		$520
Portfolio turnover rate	29%		17%		22%		85%		13%

(1)  Not consolidated.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Amount is less than $0.005 per share.

(4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
October 31, 2023	2.42%	(1.22)%
October 31, 2022	2.30	(1.49)
October 31, 2021	2.19	(1.76)
October 31, 2020	2.67	(1.74)
October 31, 2019	3.10	(1.29)

(6)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(7)  Amount is less than 0.005%.

See Notes to Consolidated Financial Statements

Morgan Stanley Europe Opportunity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Europe Opportunity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Morgan Stanley Europe Opportunity Fund, Inc. (the "Fund"), including the consolidated portfolio of investments, as of October 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at October 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 22, 2023

Morgan Stanley Europe Opportunity Fund, Inc.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the five-year period but below its peer group average for the one- and three-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio.

Morgan Stanley Europe Opportunity Fund, Inc.

Investment Advisory Agreement Approval (unaudited) continued

The Board noted that the Fund's contractual management fee was higher than but close to its peer group average and actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance was acceptable and management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the

Morgan Stanley Europe Opportunity Fund, Inc.

Investment Advisory Agreement Approval (unaudited) continued

Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Europe Opportunity Fund, Inc.

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Europe Opportunity Fund, Inc.

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fund on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Europe Opportunity Fund, Inc.

Important Notices (unaudited) continued

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

Morgan Stanley Europe Opportunity Fund, Inc.

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley Europe Opportunity Fund, Inc.

U.S. Customer Privacy Notice (unaudited) continued  April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley Europe Opportunity Fund, Inc.

U.S. Customer Privacy Notice (unaudited) continued  April 2021

What we do

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Europe Opportunity Fund, Inc.

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Morgan Stanley Europe Opportunity Fund, Inc.

Directors and Officers Information (unaudited) continued

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

Morgan Stanley Europe Opportunity Fund, Inc.

Directors and Officers Information (unaudited) continued

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Morgan Stanley Europe Opportunity Fund, Inc.

Directors and Officers Information (unaudited) continued

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

Morgan Stanley Europe Opportunity Fund, Inc.

Directors and Officers Information (unaudited) continued

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Morgan Stanley Europe Opportunity Fund, Inc.

Directors and Officers Information (unaudited) continued

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer – Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Morgan Stanley Europe Opportunity Fund, Inc.

Directors and Officers Information (unaudited) continued

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2023 Morgan Stanley

EUGANN
6121062 EXP 12.31.24

Item 2. Code of Ethics.

(a)   The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   No information need be disclosed pursuant to this paragraph.

(c)   Not applicable.

(d)   Not applicable.

(e)   Not applicable.

(f)

(1)   The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)   Not applicable.

(3)   Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2023

	Registrant		Covered Entities(1)
Audit Fees	$53,826		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$1,586,712	(5)
Total Non-Audit Fees	$—		$1,586,712
Total	$53,826		$1,586,712

2022

	Registrant		Covered Entities(1)
Audit Fees	$53,826		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$13,150,465	(5)
Total Non-Audit Fees	$—		$13,150,465
Total	$53,826		$13,150,465

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1. Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3. Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5. Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8. Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10. Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)   Not applicable.

(g)   See table above.

(h)   The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

* Aggregate fees related to the pre-approved services will be limited to 10% of the 2023/2024 annual fees for audit and tax services (see fee schedule distributed by the Auditors).
** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser or investment banking services

●	Legal services

●	Expert services unrelated to the audit

(i)           Not Applicable.

(j)           Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 certification

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Europe Opportunity Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 20, 2023

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 20, 2023

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
December 20, 2023